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                                                                    EXHIBIT 23.1





                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-49682) of ZymeTx, Inc. and Prospectus of our report dated October 9, 2001, with respect to the financial statements of ZymeTx, Inc. included in its Annual Report (Form 10-KSB) for the year ended June 30, 2001, filed with the Securities and Exchange Commission.





                                                              ERNST & YOUNG LLP

Oklahoma City, Oklahoma
October 12, 2001